UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2025

FLEXSHOPPER, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37945	20-5456087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Yamato Road, Suite 260 Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 353-9289

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FPAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

FlexShopper, Inc. (the “Company”)

July 30, 2025

Item 1.01. Entry into a Material Definitive Agreement.

On July 31, 2025, the Company and Flex Revolution LLC, a wholly owned subsidiary of the Company, entered into a Forbearance and Fourth Amendment (the “Amendment”) to Credit Agreement (the “Credit Agreement”) by and among Flex Revolution, LLC, as borrower (the “Borrower”), the Company, as guarantor (the “Guarantor”), and BP Fundco, LLC, as administrative agent (the “Administrative Agent”), and consented to by BP Fundco, LLC in its capacity as the sole lender (the “Lender”). Pursuant to the Amendment, the Administrative Agent and the Lender agreed to (i) forbear on taking any action or exercising any rights or remedies available to the Administrative Agent or the Lender against the Borrower or the Guarantor until August 30, 2025, which arise from the failure of the Borrower to deliver the financial statements of the Company that are required to be delivered within 120 days after the end of the Company’s fiscal year ended December 31, 2024; and (ii) extend the draw period under the Credit Agreement until August 30, 2025, subject to earlier termination due to certain trigger events; provided, that the Borrower may seek to extend the draw period by an additional one year. The draw period allows the Borrower to borrow funds from the Lender under the credit facility extended pursuant to the Credit Agreement, subject to, among other things, the maximum borrowing limit of the credit facility and sufficient collateral.

The foregoing summary description of the Amendment is qualified in its entirety by reference to the full text thereof, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein in its entirety.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Non-Reliance Determination. On July 30, 2025, the Board of Directors of the Company, after consultation with its independent forensic investigations firm and Grant Thornton LLP, the Company’s independent registered public accounting firm, concluded that the following previously issued financial statements of the Company should no longer be relied upon:

(i)	the Company’s audited consolidated financial statements for the fiscal years ended December 31, 2022 and 2023, contained in its Annual Report on Form 10-K for the year ended December 31, 2022 and 2023 (the “2023 Form 10-K”), as amended (the “2023 Form 10-K/A”);

(ii)	the Company’s unaudited consolidated financial statements for the three and six months ended June 30, 2022, contained in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 (the “Q2 2022 Form 10-Q”);

(iii)	the Company’s unaudited consolidated financial statements for the three and nine months ended September 30, 2022, contained in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 (the “Q3 2022 Form 10-Q”);

(iv)	the Company’s unaudited consolidated financial statements for the three months ended March 31, 2023, contained in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 (the “Q1 2023 Form 10-Q”);

(v)	the Company’s unaudited consolidated financial statements for the three and six months ended June 30, 2023, contained in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 (the “Q2 2023 Form 10-Q”);

(vi)	the Company’s unaudited consolidated financial statements for the three and nine months ended September 30, 2023, contained in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 (the “Q3 2023 Form 10-Q”);

(vii)	the Company’s unaudited consolidated financial statements for the three months ended March 31, 2024, contained in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 (the “Q1 2024 Form 10-Q”);

(viii)	the Company’s unaudited consolidated financial statements for the three and six months ended June 30, 2024, contained in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 (the “Q2 2024 Form 10-Q”); and

(ix)	the Company’s unaudited consolidated financial statements for the three and nine months ended September 30, 2024, contained in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 (the “Q3 2024 Form 10-Q” and collectively with the 2023 Form 10-K, the Q2 2022 Form 10-Q, the Q3 2022 Form 10-Q, the Q1 2023 Form 10-Q, the Q2 2023 Form 10-Q, the Q3 2023 Form 10-Q, the Q1 2024 Form 10-Q, the Q2 2024 Form 10-Q and the Q3 2024 Form 10-Q, the “Prior Filings”).

Basis for Non-Reliance Determination. In early June 2025, the Board of Directors of the Company retained an independent forensic investigations firm and began an independent investigation to review allegations of potential fraudulent actions by certain officers and employees of the Company. The investigation relates to alleged forged documents provided by certain officers and employees of the Company to Grant Thornton LLP in support of the Company’s 2024 audit, and to other alleged misrepresentations. The independent investigation is ongoing and, therefore, the Company has not fully completed its review of the factual matters related to the allegations. The Company continues to assess any potential financial impact on the Prior Filings, if any.

The conclusion that the previously issued financial statements cannot be relied upon resulted from the fact that the management representation letters relied upon by Grant Thornton LLP in connection with the Prior Filings were executed by one or more of the officers or employees of the Company that are the subject of the investigation. In addition, the Audit Committee concluded that management’s report on the effectiveness of internal control over financial reporting as of December 31, 2023, should no longer be relied upon.

Accordingly, investors should no longer rely upon earnings releases for these periods or other communications relating to these financial statements. Investors should not rely on earnings releases or other communications relating to the Company’s performance and financials during the first six months of 2025.

The Company intends to file amendments to its annual reports on Form 10-K for the years ended December 31, 2022 and 2023, as soon as practicable.

The Audit Committee of the Board of Directors has discussed with Grant Thornton LLP the matters disclosed herein pursuant to this Item 4.02.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2025, the Board of Directors of the Company suspended H. Russell Heiser Jr. as the Company’s Chief Executive Officer and Chief Financial Officer without pay, relieving him of all duties. John Davis, the Company’s President and Chief Operating Officer, has assumed the duties of the Company’s principal executive officer.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included or incorporated in this Current Report on Form 8-K, are forward-looking statements. The words “believes,” “anticipates,” “estimates,” “plans,” “expects,” “intends,” “potential,” “likely,” “projects” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Factors that may cause future results to differ materially from the Company’s current expectations include, among other things, the timing and nature of the resolution of the issues discussed in this Current Report on Form 8-K, any delay in the filing of required periodic reports, whether a restatement of financial results will be required for these accounting issues, adverse effects on the Company’s business related to the disclosures made in this Current Report on Form 8-K, and volatility of the Company’s stock price.

You should not place undue reliance on the Company’s forward-looking statements. There are a number of important factors that could cause the Company’s actual results to differ materially from those indicated or implied by its forward-looking statements, including those important factors set forth under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the period ended December 31, 2023, and in subsequent periodic reports. The Company does not assume any obligation to update any forward-looking statements, and it disclaims any intention or obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by U.S. federal securities laws.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit No.	Description
10.1	Forbearance and Fourth Amendment to Credit Agreement, dated July 31, 2025, among Flex Revolution, LLC, as borrower, the Company, as guarantor, and BP Fundco, LLC, as administrative agent, and consented to by BP Fundco, LLC in its capacity as the sole lender.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSHOPPER, INC.

Date: August 5, 2025	By:	/s/ John Davis
		Name:	John Davis
		Title:	President and Chief Operating Officer

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